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                                                                    Exhibit J(2)

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post-Effective Amendment No. 59 to Registration Statement No. 811-03980 of the Morgan Stanley Institutional Fund Trust (the "Trust") on Form N-1A of our report dated November 16, 2001, appearing in the annual report to shareholders of the portfolios of the Trust for the year ended September 30, 2001.



DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 30, 2003